Draft--March 18, 1996


================================================================================

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                  Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

[X] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-b(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       LORD ABBETT TAX-FREE INCOME TRUST
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

                             --------------------

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)  Title of each class of securities to which transaction applies:

          2)  Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4)  Proposed maximum aggregate value of transaction:

          5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:

          2)  Form, Schedule or Registration Statement No.:

          3)  Filing Party:

          4)  Date Filed:


================================================================================

               [Letterhead of Lord Abbett Tax-Free Income Trust]








FROM THE CHAIRMAN OF THE BOARD
------------------------------

Dear Shareholder,

     The Board of Trustees of Lord Abbett Tax-Free Income Trust (the "Fund") has called a Special Meeting of Shareholders of the Fund to consider the matters described below. The board recommends that you vote in favor of each proposal.

          First, the board recommends that you vote to reelect the current trustees of the Fund and to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants.

          Second, the board recommends that shareholders of each Series vote in favor of a proposed revision of the fundamental investment policies and restrictions of such Series which is intended to provide for greater flexibility in managing such Series' portfolio and to permit the board to change applicable policies in the future without incurring the expense of shareholder meetings.

          Third, the trustees propose that each Series enter into a new 12b-1 Plan and Distribution Agreement for its existing class of shares. This new 12b-1 Plan has several changes which are designed primarily to maintain the competitive position of the Fund and to encourage sales of Fund shares. These changes, and the estimated effect of these changes on each Series' expenses, are described in detail in the proxy statement.

          Fourth, the trustees propose that the Fund's Declaration of Trust be amended to authorize the creation of new classes within series of shares of beneficial interest of the Fund, and to take such other action with respect to the shares as the trustees deem desirable.

          These various matters are to be voted upon at a meeting of the shareholders of the Fund to be held in New York on Wednesday, June 19, 1996 at 11:00 a.m.

          YOUR VOTE ON THESE ISSUES IS CRITICAL. TO ENSURE THAT YOUR VOTE IS COUNTED, IT IS IMPORTANT THAT YOU:

          1.  REVIEW THE ENCLOSED PROXY STATEMENT;

          2.  COMPLETE AND SIGN THE ENCLOSED PROXY CARD; AND

          3.  RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS
              POSSIBLE.

Your prompt response will help save the Fund the expense of additional solicitations.

          We encourage you to review the enclosed materials. Because we believe these proposals are in the best interests of shareholders, we encourage you to vote in favor of the proposals.

                                                Sincerely,



                                                Ronald P. Lynch
                                                Chairman of the Board

April 17, 1996

                                                                PRELIMINARY COPY



                       LORD ABBETT TAX-FREE INCOME TRUST
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                 JUNE 19, 1996

                                PROXY STATEMENT

   You are urged to sign and mail the proxy card in the enclosed postage-paid envelope whether you own a few or many shares. Your prompt return of the proxy may save the Fund the necessity and expense of further solicitations to insure a quorum at this meeting.

                       LORD ABBETT TAX-FREE INCOME TRUST
                                767 Fifth Avenue
                            New York, New York 10153
                          Telephone No. (212) 848-1800


Notice of Special Meeting of Shareholders
To Be Held June 19, 1996                                        April 17, 1996

Notice is given hereby of a special meeting of the shareholders of Lord Abbett Tax-Free Income Trust (the "Fund"). The meeting will be held at the offices of Lord, Abbett & Co., on the 11th floor of The General Motors Building, 767 Fifth Avenue, New York, New York, on Wednesday, June 19, 1996, at 11:00 a.m., for the following purposes and to transact such other business as may properly come before the meeting and any adjournments thereof.

ITEM    1.  To elect trustees;

ITEM 2. To ratify or reject the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the current fiscal year;

ITEM 3. To approve or disapprove certain changes in the fundamental investment policies and restrictions of each Series of each of the Florida Series, the Georgia Series, the Michigan Series and the Pennsylvania Series of the Fund (each, a "Series", and collectively the "Series");

ITEM 4. To approve or disapprove a new Distribution Plan and Agreement for the existing class of shares of each Series pursuant to Rule 12b-1 under the Investment Company Act of 1940; and

ITEM 5. To approve or disapprove an amendment to the Fund's Declaration of Trust authorizing the Board of Trustees to create new classes within series of shares of beneficial interest of the Fund, and to take such other action with respect to the shares as the trustees deem desirable.


                                By order of the Board of Trustees


                                Kenneth B. Cutler
                                Vice President and Secretary

The Board of Trustees has fixed the close of business on March 22, 1996 as the record date for determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held. As of March 22, 1996, there were ____ shares of the Florida Series, ____ shares of the Georgia Series, ____ shares of the Michigan Series, ____ shares of the Pennsylvania Series and ____ shares of the Fund issued and outstanding.

================================================================================

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.

TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

                       LORD ABBETT TAX-FREE INCOME TRUST
                                767 Fifth Avenue
                            New York, New York 10153

                                                                  April 17, 1996

                                PROXY STATEMENT
                                ---------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Lord Abbett Tax-Free Income Trust, a diversified, open-end management investment company organized as a Massachusetts business trust (the "Fund"), for use at a special meeting of shareholders of the Fund to be held at 11:00 a.m. on Wednesday, June 19, 1996 at the offices of Lord, Abbett & Co., the investment manager and principal underwriter of the Fund ("Lord Abbett"), on the 11th floor of the General Motors Building, 767 Fifth Avenue, New York, New York 10153, and at any adjournments thereof. This proxy statement and the enclosed proxy card are first being mailed to shareholders on or about April 17,1996.

     At the close of business on March 22, 1996 (the "Record Date"), there were issued and outstanding ____ shares of the Florida Series, ____ shares of the Georgia Series, ______ shares of the Michigan Series, ____ shares of the Pennsylvania Series (each such series, a "Series", and collectively the "Series") and ____ shares of the Fund. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the special meeting or any adjournment thereof. Proxies will be solicited by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of Lord Abbett and its affiliates. The Fund may also request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. D.F. King & Co. has been retained to assist in the solicitation of proxies at an estimated cost of $_______. The cost of the solicitation will be borne by
_____________.

          Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the Record Date. Under Massachusetts law, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Fund receives a specific written notice to the contrary from any one of them. If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR each of the items described in this Proxy Statement and any other matters as deemed appropriate. A proxy may be revoked by the signer at any time at or before the meeting by written notice to the Fund, by execution of a later-dated proxy or by voting in person at the meeting.


1.        ELECTION OF TRUSTEES

          The nominees for election as trustees are Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff, who have been nominated by the Board of Trustees to succeed themselves. The individuals named as proxies intend to vote the proxies, unless otherwise directed, in favor of the election of such nominees, each of whom has agreed to continue to serve as a trustee of the Fund. Management of the Fund has no reason to believe that any nominee will be unable to serve as a trustee. If any nominee should be unable to serve as a trustee, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Trustees may, in its discretion, recommend.

          Information about each person nominated for election as a trustee is set forth in the following table. Except where indicated, each of the persons listed in the table has held the principal occupation listed opposite his name for the past five years.


    Names and Ages of        Principal Occupation and      Trustee of the Fund
   Trustees of the Fund            Directorships                  Since
   --------------------      ------------------------      -------------------
Ronald P. Lynch (1)(2)      Chairman of the Board of              1983
60                          the Fund.
                            Partner of Lord Abbett.

Robert S. Dow (1)(2)        President of the Fund.                1995
51                          Partner of Lord Abbett.

E. Thayer Bigelow           President and Chief                   1994
(2) 54                      Executive of Time Warner
                            Cable Programming, Inc.
                            Formerly President and
                            Chief Operating Officer of
                            Home Box Office, Inc.

Stewart S. Dixon (2)        Partner in the law firm of            1976
65                          Wildman, Harrold, Allen &
                            Dixon.

John C. Jansing (2)         Retired.  Former Chairman             1979
70                          of Independent Election
                            Corporation of America, a
                            proxy tabulating firm.

C. Alan MacDonald (2)       General Partner, The                  1988
62                          Marketing Partnership,
                            Inc., a full service
                            marketing consulting firm.
                            Formerly Chairman and
                            Chief Executive Officer of
                            Lincoln Snacks, Inc.,
                            manufacturer of branded
                            snack foods (1992-1994).
                            Formerly President and
                            Chief Executive Officer of
                            Nestle Foods Corp., and
                            prior to that, President
                            and Chief Executive
                            Officer of Stouffer Foods
                            Corp., both subsidiaries
                            of Nestle SA, Switzerland.
                            Currently serves as
                            Director of Den West
                            Restaurant Co., J. B.
                            Williams, and Fountainhead
                            Water Company.



    Names and Ages of        Principal Occupation and      Trustee of the Fund
   Trustees of the Fund            Directorships                  Since
   --------------------      ------------------------      -------------------

Hansel B. Millican, Jr.     President and Chief                   1983
(2)                         Executive Officer of
67                          Rochester Button Company.

Thomas J. Neff (2)          President, Spencer Stuart             1983
58                          & Associates, an executive
                            search consulting firm.

___________________
(1) "Interested person" of the Fund and Lord Abbett, within the meaning of the Act, because of his association with Lord Abbett.

(2)  Also a director or trustee of other Lord Abbett-sponsored funds.


     Listed below is the number of shares of the Fund owned beneficially by each trustee as of March 22, 1996, together with the number of "phantom" shares credited to the account of each trustee under a plan (the "Deferred Plan") permitting independent trustees to defer their trustees' fees and to have the deferred amounts deemed invested in shares of the Fund for later payment. Also shown is the number of shares owned beneficially by the trustees and officers as a group, together with such "phantom" shares credited to the accounts of trustees and officers as a group. In each case, the amounts shown are less than 1% of the Fund's outstanding shares of beneficial interest.


                              Number of Shares Beneficially Owned
      Name                           and Phantom Shares (1)
      ----                    -----------------------------------
Ronald P. Lynch                                0
Robert S. Dow                                9,058
E. Thayer Bigelow                             274
Stewart S. Dixon                              476
John C. Jansing                               690
C. Alan MacDonald                             460
Hansel B. Millican, Jr.                       685
Thomas J. Neff                                684
Trustees and Officers as a                  30,510
   group

___________________
(1) Of the shares listed in the foregoing table, the following constitute "phantom" shares credited to trustees under the Deferred Plan: Mr. Bigelow, 274 shares; Mr. Dixon, 476 shares; Mr. Jansing, 690 shares; Mr. MacDonald, 460 shares; Mr. Millican, 685 shares; Mr. Neff, 12 shares; and trustees and officers as a group: 69 shares.

      The Board of Trustees has only one standing committee, an Audit Committee, consisting of Messrs. Bigelow, MacDonald and Millican. The functions performed by the Audit Committee include recommendation of the selection of independent public accountants for the Fund to the Board of Trustees for approval, review of the scope and results of audit and non-audit services, the adequacy of internal controls and material changes in accounting principles and practices and other matters when requested from time to time by the trustees (the "Independent Trustees") who are not "interested persons" of the Fund within the meaning of the Act. The Audit Committee held four meetings during the fiscal year ended October 31, 1995.

      The Board of Trustees of the Fund met twelve times during the fiscal year ended October 31, 1995, and each trustee attended at least 75% of the total number of meetings of the Board and, if he was a member of the Audit Committee, of such committee.

      The second column of the following table sets forth the compensation accrued by the Fund for the Independent Trustees. The third and fourth columns set forth information with respect to the retirement plan for Independent Trustees maintained by the Fund and the other Lord Abbett-sponsored funds. The fifth column sets forth the total compensation accrued by the Fund and such other funds for the Independent Trustees. The second, third and fourth columns give information for the Fund's most recent fiscal year; the fifth column gives information for the calendar year ended December 31, 1995. No trustee of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a trustee or officer.



                                                                                                             For Year Ended
                                        For the Fiscal Year Ended October 31, 1995                          December 31, 1995
                                        ------------------------------------------                          -----------------
      (I)                         (II)                     (III)                        (IV)                         (V)
---------------           --------------------    ----------------------     -------------------------    -------------------------
                                                                             Estimated Annual
                                                  Pension or Retirement      Benefits Upon Retirement
                                                  Benefits Accrued by the    Proposed to be Paid by       Total Compensation
                          Aggregate               Fund and  Fifteen Other    the Fund and Fifteen         Accrued by the Fund and
                          Compensation Accrued    Lord Abbett-sponsored      Other Lord                   Fifteen Other Lord
Name of Trustee           by the Fund/1/          Funds/2/                   Abbett-sponsored Funds/2/    Abbett-sponsored Funds/3/

---------------           --------------------    ----------------------     -------------------------    -------------------------
E. Thayer Bigelow                $1,014                  $ 9,772                      $33,600                      $41,700
Stewart S. Dixon                 $1,032                  $22,472                      $33,600                      $42,000
John C. Jansing                  $1,044                  $28,480                      $33,600                      $42,960
C. Alan MacDonald                $1,021                  $27,435                      $33,600                      $42,750
Hansel B. Millican, Jr.          $1,045                  $24,707                      $33,600                      $43,000
Thomas J. Neff                   $1,021                  $16,126                      $33,600                      $42,000
----------------------------------------------------------------------------------------------------------------------------------

(1) Independent Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. Fees payable by the Fund to its Independent Trustees are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the trustees. The total amount accrued under the plan for each Independent Trustee since the beginning of his tenure with the Fund, including dividends reinvested and changes in net asset value applicable to such deemed investments, as of October 31, 1995, were as follows: Mr. Bigelow, $1,081, Mr. Dixon, $2,038, Mr. Jansing, $3,141, Mr. MacDonald, $2,231, Mr. Millican, $3,122, and Mr. Neff, $3,659.

(2) Each Lord Abbett-sponsored fund has a retirement plan providing that Independent Trustees will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated in column (IV) would be payable annually under such retirement plans if the trustee were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts set forth in column (III) were accrued by the Lord Abbett-sponsored funds during the fiscal year ended October 31, 1995 with respect to the retirement benefits set forth in column (IV).

(3) This column shows aggregate Independent Trustee's fees, including attendance fees for board and committee meetings, of a nature referred to in the first sentence of footnote (1), accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

     Listed below are the executive officers of the Fund, other than Messrs. Lynch and Dow who are listed above in the table of nominees. Each executive officer has been associated with Lord Abbett for over five years, except as indicated. Messrs. Allen, Carper, Cutler, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others listed below are employees.

Stephen I. Allen, age 42, Vice President since 1994.

Daniel E. Carper, age 43, Vice President since 1991.

Kenneth B. Cutler, age 63, Vice President and Secretary since 1991.

Philip Fang, age 30, Executive Vice President since 1994.

John J. Gargana, Jr., age 64, Vice President since 1991.

Barbara A. Grummel, age 39, Executive Vice President since 1993.

Thomas S. Henderson, age 64, Vice President since 1991.

Paul A. Hilstad, age 53, Vice President since 1995 (with Lord Abbett since 1995
- formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.).

Thomas F. Konop, age 54, Vice President since 1991.

Robert G. Morris, age 51, Vice President since 1995.

John R. Mousseau, age 39, Executive Vice President since 1994.

E. Wayne Nordberg, age 59, Vice President since 1991.

Keith F. O'Connor, age 40, Treasurer since 1991.

Victor W. Pizzolato, age 63, Vice President since 1991.

John J. Walsh, age 60, Vice President since 1991.


     Pursuant to the Fund's Declaration of Trust, the election of each trustee of the Fund requires the affirmative vote of a plurality of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Trustees recommends that the shareholders vote FOR the election of each of the nominees as a trustee of the Fund.


2.   RATIFICATION OR REJECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Trustees has selected Deloitte & Touche LLP as the independent public accountants of the Fund for the fiscal year ending October 31, 1996. The Act requires that such selection be submitted for ratification or rejection at the next annual meeting of shareholders if such meeting be held. Deloitte & Touche LLP (or a predecessor firm) acted as the Fund's independent public accountants for the year ended October 31, 1995, and for a number of years prior thereto. Based on information in the possession of the Fund, and information furnished by Deloitte & Touche LLP, the firm has no direct financial interest and no material indirect financial interest in the Fund. A representative of Deloitte & Touche LLP is expected to attend the meeting and will be provided with an opportunity to make a statement and answer appropriate questions.

     Ratification of the selection of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Trustees recommends that shareholders vote to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1996.


3.   PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

     The Board of Trustees has approved various amendments to the investment policies and restrictions of each Series in order to provide increased flexibility in managing such Series' investment portfolio. Those investment policies and restrictions of a Series that are designated "fundamental" may only be changed by the vote of a "majority" (as defined in the Act) of the voting securities of such Series. Those investment policies and restrictions designated "non-fundamental" may be changed by the vote of the Board of Trustees alone. Therefore, the proposed amendments to the fundamental policies and restrictions described below require shareholder approval. The current and proposed investment policies and restrictions for each Series (both fundamental and non-fundamental) with respect to various investment techniques and securities are set forth in Exhibit A attached hereto.

     Investment policies and restrictions govern generally the investment activities of each Series and limit its ability to invest in certain types of securities or engage in certain types of transactions. The proposed changes are not expected to affect materially the current operations of any Series.
Although the proposed fundamental investment policies and restrictions less restrictive than the current fundamental investment policies and restrictions of each Series, non-fundamental restrictions have been adopted, to become effective with the proposed amendments to the fundamental policies and restrictions, which will limit the effect of such changes on the operations of the Series. The proposed fundamental policies and restrictions are intended principally to provide greater flexibility in the future management of the Series' investment portfolios. The Board of Trustees has no current intention of approving actions permitted by these less restrictive fundamental policies with respect to any Series. If it were to do so, the risks of investing in such Series could increase. No change is proposed with respect to the investment objective of any of the Series.

     The proposed policies and restrictions restate many of the policies and restrictions currently in effect for each Series. In some instances, certain fundamental policies and restrictions have been modified or eliminated in accordance with developments in Federal or state blue sky regulations or in the securities markets since the inception of the Series. In other instances, as illustrated in Exhibit A, certain policies and restrictions previously deemed fundamental have been redesignated non-fundamental. By making certain policies and restrictions non-fundamental, the Board may amend a policy or restriction as it deems appropriate and in the best interest of the Series and its shareholders, without incurring the costs (normally borne by the Series and its shareholders) of seeking a shareholder vote. Also, certain of the proposed fundamental investment policies and restrictions are stated in terms of "to the extent permitted by applicable law". Applicable law can change over time and may become more or less restrictive as a result. The policies and restrictions have been drafted in this manner so that a change in law would not require the Fund to seek a shareholder vote to amend the policy or restriction to conform to applicable law, as revised.

     Approval of the proposed amendments to any Series' fundamental investment restrictions and policies requires the affirmative vote of a "majority" (as defined in the Act) of the voting securities of such Series. A "majority" vote for a Series is defined in the Act as the vote of the holders of the lesser of:
(i) 67% or more of the voting securities of such Series present or represented
 -
by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such
           --
Series. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     If the proposed amendments are not approved by the shareholders of a Series, the current fundamental policies and restrictions will continue in effect for such Series.

     The Board of Trustees recommends that shareholders of each Series vote in favor of the proposed amendments to such Series' fundamental investment restrictions and policies.


4.   NEW DISTRIBUTION PLAN AND AGREEMENT FOR THE
     CLASS A SHARES

     At a meeting of the Board of Trustees of the Fund held on March 14, 1996, the trustees of the Fund unanimously approved, subject to shareholder approval, and determined to submit to the shareholders of each Series for approval, a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act (each a "Proposed Plan") for the existing class of shares of each Series. The existing class of shares, for each Series, is to be designated the Class A Shares -- see
Item 5 below. The text of the Proposed Plan for the Florida Series, which is identical to the Proposed Plan for each other Series, is attached hereto as Exhibit B. The trustees who approved the Proposed Plans include all of the Independent Trustees, none of whom is an "interested person" of the Fund within the meaning of the Act or will have a direct or indirect financial interest in the operations of the Proposed Plans or in any agreements related thereto.

     If approved by shareholders, the Proposed Plan for each Series will replace the distribution plan and agreement for such Series (each a "Current Plan") described below:

     The Florida Series' Current Plan was approved by such Series' shareholders on October 16, 1991 and became effective on October 1, 1992.

     The Georgia Series' Current Plan was approved by such Series' shareholders on December 15, 1994 and has not yet become effective.

     The Michigan Series' Current Plan was approved by such Series' shareholders on October 16, 1991 and has not yet become effective.

     The Pennsylvania Series' Current Plan was adopted by such Series' shareholders on September 15, 1991 and has not yet become effective.

     The changes included in the Proposed Plans, which are described below, are designed primarily to maintain the competitive position of the Class A Shares of each Series.

     Each of the Current Plans of the Georgia, Michigan and Pennsylvania Series will go into effect on the first day (the "Effective Date") of the quarter subsequent to such Series' net assets reaching $100 million. Following effectiveness of a Current Plan (except as to certain accounts for which tracking data is not available), a Series pays dealers through Lord Abbett (1)
                                                                            -
an annual service fee (payable quarterly) of 0.25% of the average daily net asset value of shares sold by dealers and (2) a one-time 1% distribution fee, at
                                           -
the time of sale, on all shares sold at the $1 million level by dealers, including sales qualifying at such level under the rights of accumulation and statement of intention privileges described in the Fund's prospectus in effect at such time. These service and distribution fees are intended to provide additional incentives for dealers (a) to provide continuing information and
                                   -
investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Fund and (b) to sell shares of the
                                                   -
Fund.

     Following effectiveness of a Current Plan, holders of shares on which the 1% distribution fee has been paid will be required to pay to the Fund a contingent deferred reimbursement charge ("CDRC") of 1% of the original cost or the then net asset value, whichever is less, of such shares if they are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for certain redemptions by tax-qualified plans under Section 401 of the Internal Revenue Code due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants.) If the shares are exchanged into another Lord Abbett fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge will be collected for the Fund by the other fund. The Fund will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

     Set forth below is a description of the principal changes to be effected under the Proposed Plans:

     (a) Distribution Fees.  The Fund's Board of Trustees will be authorized
         -----------------
under the Proposed Plans, without further shareholder vote, to increase the amount of distribution fees up to 0.25% of the average annual net assets attributable to the Class A Shares of each Series (the "Distribution Fee Ceiling"). This increased spending limit is intended primarily to permit the trustees to increase the amount to be spent for distribution to meet changing sales competition. The trustees believe it is desirable to be able to make these changes without further shareholder approval because additional shareholder meetings would be time-consuming and costly to the Series and their shareholders. The Board of Trustees will approve additional charges under this increased authority only if a majority of the Independent Trustees conclude in their business judgment that there is a reasonable likelihood that the increase will benefit the affected Series and its shareholders.

     The one-time 1% distribution fee, payable (after the Effective Date) at the time of certain sales as described above, is to be charged against the Distribution Fee Ceiling. During the Fund's last fiscal year, payments by the Florida Series of the one-time 1% distribution fee under its Current Plan totaled 0.02% of such Series' average net assets. Subject to shareholder approval of the Proposed Plans, the Board of Trustees has authorized each Series to begin paying, after such Series' Effective Date, this one-time distribution fee with respect to sales of Class A Shares, subject to three changes: First,
                                                                        -----
the payments will be made in connection with sales to retirement plans with 100 or more eligible employees, in addition to sales at the $1 million level as under the Current Plan; Second, the payments will be scaled down at certain
                        ------
breakpoints, as follows: 1% of the first $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% over $50 million of shares sold to a retirement plan or other qualifying purchaser within a 12-month period (beginning when the first purchase is made at net asset value); and Third, the
                                                                    -----
payments will be made to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions"), rather than just to dealers as is the case under the Current Plan.

     If shareholders approve the Proposed Plans, the Board of Trustees has authorized each Series to pay, as an additional distribution fee, a supplemental payment to dealers who have accounts comprising a significant percentage of such Series' Class A Share assets and having a lower than average redemption rate and who have a satisfactory program for the promotion of Class A Shares. Any such payments will be 0.10% per annum of the average assets of the Series represented by the Class A Share accounts of qualifying dealers. This supplemental payment is intended by the Board of Trustees to enhance the Fund's relationships with those dealers most likely to have a significant impact on the growth of the Class A Shares.

     (b) Service Fees.  Service fee payments, which are to be continued under
         ------------
the Proposed Plans at an annual rate of 0.25% of the average daily net asset value of shares sold on or after the Effective Date of such Series' Proposed Plan (which Effective Dates would remain the same as under the Current Plans), could be made to all Authorized Institutions (institutions and persons permitted by applicable law and/or rules to receive such payments), rather than just to dealers as is the case under the Current Plans.

     (c) Use of Payments by Lord Abbett.  Lord Abbett would be permitted to use
         ------------------------------
payments received under the Proposed Plans to provide continuing services to shareholder accounts not serviced by Authorized Institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A Shares. Any such payments to finance activities primarily intended to result in the sale of Class A Shares would be subject to the Distribution Fee Ceiling.

     (d) CDRC.  The CDRC applicable to the Class A Shares would be substantially
         ----
similar to that payable under the Current Plans, except that no CDRC would be payable in connection with redemptions by retirement plans (not just those qualified under Section 401 of the Internal Revenue Code) attributable to any benefit payment or distribution of any excess contribution thereunder (not just those described above in connection with such exception under the Current Plans). Because CDRC payments will be made directly to the Series, they will have the effect of reducing the amount of the distribution fees paid by the Series for the purpose of complying with the Distribution Fee Ceiling. As in the case of the specific distribution fees authorized by the Board of Trustees of the Fund, the CDRC authorized from time to time by the board for the Class A Shares of each Series will be described in the then current prospectus of the Fund.

     If the supplemental payment to dealers, the revised one-time distribution fee and the other changes described above had been in effect for the Fund's last fiscal year, it is estimated that in the aggregate they would have increased the ratio of expenses to average net assets of the Florida Series from 0.74% to approximately 0.77%, representing a difference of 0.03%.

     (e) Lord Abbett Distributor.  The other party to the Proposed Plans is to
         -----------------------
be Lord Abbett Distributor LLC, a New York limited liability company, to be formed as a subsidiary of Lord Abbett ("Lord Abbett Distributor"), rather than Lord Abbett. Lord Abbett Distributor is to take on all the underwriting functions currently performed directly by Lord Abbett.

     In considering whether to recommend the Proposed Plans for approval, the Board considered, among other things, the factors set forth below:

     (i) Flexibility in Adapting Distribution Fees to Meet Industry-Wide
         ---------------------------------------------------------------
Changes. During the last several years, there has been significantly increased competition and pricing experimentation in the mutual fund industry. As the pace of change increases, the Board of Trustees believes it will be useful to be able to respond more quickly to marketplace pressures, and change in appropriate cases the amount of the Class A 12b-1 distribution fees to be paid, without unnecessarily burdening the shareholders with the costs of additional proxy solicitations. The trustees believe that the increased distribution fees described above are good examples of the desirability of this flexibility.
Based on advice received from Lord Abbett, the decision by the Board to approve the payment of distribution fees in connection with sales to retirement plans with 100 or more eligible employees will enable the Class A Shares to compete more effectively in this growing and important market. The 0.10% per annum supplemental payments to dealers who meet certain criteria will permit the Fund enhance relationships with those dealers most likely to have a significant impact on the growth of the Class A Shares.

     (ii) Expanding Categories of Persons Eligible to Receive Payments.  The
          ------------------------------------------------------------
Current Plans limit payments thereunder to dealers selling fund shares. Since the Current Plans were adopted, different methods of distribution, using different entities, have developed in the industry. The Board of Trustees sees no reason to limit arbitrarily the categories of persons eligible to receive payments under the Proposed Plans, and believes that the availability of payments under the plans will induce such other entities to invest in Class A Shares.

     (iii)  Flexibility in Distributor's Use of Payments.  Lord Abbett has
            --------------------------------------------
advised the Board of Trustees of the Fund that allowing Lord Abbett Distributor to retain fees received from the Series to (i) provide continuing information
                                            -
and investment services to shareholder accounts and (ii) finance, with Board
                                                     --
approval, any activity which is primarily intended to result in the sale of Class A Shares, will provide useful flexibility and will be in line with common practice in the industry.

     In light of the anticipated benefits to each Series and their respective shareholders as a result of adopting the Proposed Plans, and having reviewed a comparison of the costs to each Series of the Current Plans and the Proposed Plans, the trustees of the Fund have concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Proposed Plans will benefit each such Series and its shareholders. There can, however, be no assurance that the anticipated benefits will be realized.

     Payments by the Florida Series to dealers through Lord Abbett under its Current Plan for the fiscal year ended October 31, 1995 were $411,000, representing 0.24% of such Series' average net assets during that period.

     Set forth in the tables below is a summary comparison of the expenses of each Series, on a current and pro-forma basis taking into account the increased fees that could be paid under the Proposed Plans. The annual operating expenses shown in the second column are each Series' actual expenses for the fiscal year ended October 31, 1995. The expenses shown in the third column represent, on a pro-forma basis, such actual expenses of each Series adjusted to show the effect of the maximum distribution fee the Board would be authorized to approve under the Proposed Plans. The fourth column shows such pro-forma annual operating expenses based on the distribution fee rate the Board plans to approve if the Proposed Plan for each Series is approved by shareholders. The example set forth below is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.

 ----------------------------------------------------------------------------------------------------------------------------------
             I                      II                                   III                                  IV
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                 Pro-Forma
                              Current                            (reflecting maximum            Pro Forma (reflecting estimated
                              (reflecting the                    amounts payable under the      amounts that would have been
      FLORIDA SERIES          Current Plan)                      Proposed Plan)                 paid under the Proposed Plan)
----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
 EXPENSES
(AS A PERCENTAGE OF
 OFFERING PRICE)
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Load/1/ on          4.75%                                 4.75%                             4.75%
 Purchases                        None/2/                               None/2/                           None/2/
Deferred Sales Load /1/
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
 EXPENSES
(AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Management Fee                    0.36%/3/                              0.36%                             0.36%
12b-1 Fees                        0.26%                                 0.50%/4/                          0.29%/6/
Other Expenses                    0.12%                                 0.12%                             0.12%
----------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses          0.74%/3/                              0.98%/4/                          0.77%
----------------------------------------------------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

            1 year                      3 years                     5 years                       10 years
            ------                      -------                     -------                       --------
             Pro       Pro                Pro       Pro                Pro      Pro                 Pro        Pro
            Forma     Forma              Forma     Forma              Forma    Forma               Forma      Forma
Current    (max.)    (est.)   Current   (max.)    (est.)   Current   (max.)    (est.)   Current   (max.)     (est.)
-------    ------    ------   -------   ------    ------   -------   ------    ------   -------   ------     ------
$55/7/    $57/4,7/   $55/7/    $70/7/  $77/4,7/   $71/7/   $106/7/  $99/4,7/   $88/7/   $177/7/  $162/4,7/   $138/7/
------------------------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------------------------------------------------
             I                      II                                   III                                  IV
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                 Pro-Forma
                              Current                            (reflecting maximum            Pro Forma (reflecting estimated
                              (reflecting the                    amounts payable under the      amounts that would have been
      GEORGIA SERIES          Current Plan)                      Proposed Plan)                 paid under the Proposed Plan)
----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
EXPENSES (AS A PERCENTAGE
OF OFFERING PRICE)
------------------------------------------------------------------------------------------------------------------------------------

Maximum Sales Load/1/
on Purchases                       4.75%                              4.75%                             4.75%
Deferred Sales
Load/1/                           None/2/                             None/2/                           None/2/
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING
EXPENSES (AS A PERCENTAGE
OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------

Management Fee                     0.00%/3/                           0.00%/3/                          0.00%
12b-1 Fees                         0.00%/5/                           0.00%/5/                          0.00%/5/
Other Expenses                     0.00%/3+/                          0.00/%/                           0.00%
------------------------------------------------------------------------------------------------------------------------------------

Total Operating Expenses           0.00/%3/                           0.00%                             0.00%
------------------------------------------------------------------------------------------------------------------------------------


Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

            1 year                      3 years                     5 years                       10 years
            ------                      -------                     -------                       --------
             Pro       Pro                Pro       Pro                Pro      Pro                 Pro        Pro
            Forma     Forma              Forma     Forma              Forma    Forma               Forma      Forma
Current    (max.)    (est.)   Current   (max.)    (est.)   Current   (max.)    (est.)   Current   (max.)     (est.)
-------    ------    ------   -------   ------    ------   -------   ------    ------   -------   ------     ------
$48/7/    $48/7/    $48/7/    $48/7/   $48/7/     $48/7/   $48/7/   $48/7/     $48/7/   $48/7/   $48/7/      $48/7/
------------------------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------------------------------------------------
             I                      II                                   III                                  IV
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                 Pro-Forma
                              Current                            (reflecting maximum            Pro Forma (reflecting estimated
                              (reflecting the                    amounts payable under the      amounts that would have been
     MICHIGAN SERIES          Current Plan)                      Proposed Plan)                 paid under the Proposed Plan)
----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
EXPENSES (AS A PERCENTAGE
OF OFFERING PRICE)
------------------------------------------------------------------------------------------------------------------------------------

Maximum Sales Load/1/
on Purchases                    4.75%                                4.75%                                      4.75%
Deferred Sales Load /1/         None/2/                              None/2/                                    None/2/
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING
EXPENSES (AS A PERCENTAGE
OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------

Management Fee                  0.00%/3/                             0.00%/3/                                   0.00%
12b-1 Fees                      0.00%/5/                             0.00%/5/                                   0.00%/5/
Other Expenses                  0.25%/3/                             0.25%                                      0.25%
------------------------------------------------------------------------------------------------------------------------------------

Total Operating
Expenses                        0.25%/3/                             0.25%                                      0.25%
------------------------------------------------------------------------------------------------------------------------------------


 Example:  Assume an annual return of 5% and there is no change in the level of
 -------
 expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

            1 year                      3 years                     5 years                       10 years
            ------                      -------                     -------                       --------
             Pro       Pro                Pro       Pro                Pro      Pro                 Pro        Pro
            Forma     Forma              Forma     Forma              Forma    Forma               Forma      Forma
Current    (max.)    (est.)   Current   (max.)    (est.)   Current   (max.)    (est.)   Current   (max.)     (est.)
-------    ------    ------   -------   ------    ------   -------   ------    ------   -------   ------     ------
$50/7/    $50/7/     $50/5,7/  $55/7/   $55/7/    $55/7/    $61/7/  $61/7/     $61/7/   $78/7/   $78/7/      $78/5,7/
------------------------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------------------------------------------------
             I                      II                                   III                                  IV
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                 Pro-Forma
                              Current                            (reflecting maximum            Pro Forma (reflecting estimated
                              (reflecting the                    amounts payable under the      amounts that would have been
 PENNSYLVANIA SERIES          Current Plan)                      Proposed Plan)                 paid under the Proposed Plan)
----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
EXPENSES (AS A PERCENTAGE
OF OFFERING PRICE)
------------------------------------------------------------------------------------------------------------------------------------

Maximum Sales Load/1/
on Purchases                      4.75%                                  4.75%                             4.75%
Deferred Sales Load /1/           None/2/                                None/2/                           None/2/
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING
EXPENSES (AS A PERCENTAGE
OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------

Management Fee                    0.36%/3/                               0.36%/3/                          0.36%
12b-1 Fees                        0.00%/5/                               0.00%/5/                          0.00%/5/
Other Expenses                    0.14%/3/                               0.14%                             0.14%
------------------------------------------------------------------------------------------------------------------------------------

Total Operating Expenses          0.50%/3/                               0.50%                             0.50%
----------------------------------------------------------------------------------------------------------------------------------

 Example:  Assume an annual return of 5% and there is no change in the level of
 -------
 expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

            1 year                      3 years                     5 years                       10 years
            ------                      -------                     -------                       --------
             Pro       Pro                Pro       Pro                Pro      Pro                 Pro        Pro
            Forma     Forma              Forma     Forma              Forma    Forma               Forma      Forma
Current    (max.)    (est.)   Current   (max.)    (est.)   Current   (max.)    (est.)   Current   (max.)     (est.)
-------    ------    ------   -------   ------    ------   -------   ------    ------   -------   ------     ------
$52/7/    $52/7/     $52/7/    $63/7/   $63/7/    $63/7/    $74/7/  $74/7/     $74/7/   $107/7/  $107/7/   $107/7/
------------------------------------------------------------------------------------------------------------------------------------



1. Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred reimbursement charge" or "CDRC" throughout this Proxy Statement.

2. Under both the Current Plans and the Proposed Plans, redemptions of shares on which each Series' Rule 12b-1 sales distribution fee has been paid are subject to a CDRC of 1% of the original cost or the then net asset value, whichever is less, of all shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred, subject to certain exceptions described herein.

3. Although not obligated to, Lord, Abbett & Co. may waive its management fee and subsidize the operating expenses with respect to each Series. For the fiscal year ended October 31, 1995, Lord Abbett waived portions of its management fee for each Series and subsidized certain operating expenses for the Georgia Series. Absent such waiver and/or subsidy, the management fee for each would have been 0.50%, and the other expenses for the Georgia Series would have been 0.50% (annualized).

 4. Reflects the maximum annual 12b-1 fees of 0.50% that could be paid under the Proposed Plans in any year, consisting of a distribution fee of 0.25% and a service fee of 0.25%.

5. This figure omits Rule 12b-1 fees because the Current Plan with respect to this Series has not become operative. The current Plan with respect to this Series becomes operative, and the Proposed Plan with respect to this Series is to become operative, on the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million. If the Proposed Plan with respect to this Series becomes operative, the Series could pay a maximum annual 12b-1 fee of 0.50%, consisting of a distribution fee of 0.25% and a service fee of 0.25% thereunder.

 6. Reflects the estimated level of distribution and service fees that would have been paid under the Proposed Plan with respect to this Series had it been in effect for the Fund's last fiscal year.

7. Based on total current and pro-forma operating expenses shown in the table above.

     If the shareholders approve the Proposed Plans, the Proposed Plans shall, unless terminated as described below, become effective July 12, 1996 and continue in effect until July 12, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Proposed Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a shareholder vote in compliance with Rule 12b-1 under the Act. The Plan may not be amended to increase materially the amount to be spent for distribution above the maximum amounts set forth in the Proposed Plans without a shareholder vote in compliance with Rule 12b-1 under the Act. All material amendments must be approved by a majority of the Independent Trustees.

     Each Proposed Plan provides that while it is in effect, the selection and nomination of Independent Trustees is committed to the discretion of the Independent Trustees then sitting on the Board. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

     Pursuant to Rule 12b-1 under the Act, approval of the Proposed Plan with respect to any Series requires the affirmative vote of a "majority" (as defined in the Act) of the voting securities of such Series. A "majority" vote for a Series is defined in the Act as the vote of the holders of the lesser of:  (i)
                                                                  -
67% or more of the voting securities of such Series present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such
           --
Series. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

If the Proposed Plan is not approved for one or more Series, the Current Plan for each such Series will continue in effect according to its terms.

The Board of Trustees recommends that shareholders of each Series vote in favor of adoption of the Proposed Plan for that Series.


5. AMENDMENT OF THE DECLARATION OF TRUST TO AUTHORIZE CLASSES WITHIN SERIES OF SHARES

     On March 14, 1996, the Fund's Board of Trustees unanimously voted to approve an amendment to the Declaration of Trust of the Fund to give the Fund's Board of Trustees the power to classify the Fund's shares into classes within series, and voted to submit such amendment to the Fund's shareholders for approval. The full text of the amendment is attached hereto as Exhibit C.

     The Fund's Declaration of Trust presently authorizes the Board of Trustees to create multiple series of shares, but does not provide for the creation of classes within series. The Board of Trustees believes that the Fund's best interests will be served if the Board of Trustees is able to create new classes of shares within a series, with each share of a series, regardless of class, sharing pro rata (based on net asset value) in the portfolio and income of the series and in the series' expenses, except for differences in expenses resulting from different Rule 12b-1 plans for the various classes and possibly other class-specific expenses. It is expected that implementation of such a multi-class fund structure will (i) enable investors in a Series to choose the
                                 -
distribution option that best suits their individual situations, (ii) facilitate
                                                     --
distribution of the Fund's shares, and (iii) maintain the competitive position
                                        ---
of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     The Board of Trustees has approved, subject to shareholder approval, two classes of shares which are to share in the portfolio of the Florida Series but are to have different distribution arrangements. The existing class of shares of each Series, including the Florida Series, to be designated the "Class A Shares," will continue to be offered as described in the Fund's current prospectus, except that the Board of Trustees is recommending that shareholders approve a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act that, if approved, will be applicable to the Class A Shares. See Item 4 above.

     The second class of shares of the Florida Series, to be designated the "Class C Shares," will be offered at net asset value without an initial sales charge, but if redeemed for cash before the first anniversary of purchase, will be subject to a CDRC, or contingent deferred reimbursement charge, equal to 1% of the lower of their cost or then net asset value. The Class C Shares are to be subject to a Rule 12b-1 plan that involves annual distribution and service fee payments for the account of such class equal to 1% of the average net asset value of the Class C shares. None of these charges will be allocated to the Class A Shares.

     It is expected that Class C Shares will also be issued to shareholders of the Florida Tax-Free Income Trust Series (the "Acquired Series") of Lord Abbett Securities Trust (the "Trust") in connection with an acquisition by the Florida Series of the assets of the Acquired Series. This transaction, which is subject to certain conditions, has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, as in the best interests of the shareholders of the Florida Series. Shareholders of the Florida Series are not required to approve this proposed transaction. As of December 31, 1995, the Acquired Series' net assets were approximately $10,298,677, and the Fund's net assets were approximately $176,705,507.

     If the proposed amendment to the Fund's Declaration of Trust is approved, the Board of Trustees will be authorized to create and issue one or more additional classes of shares within the existing series and to create additional series.

     Shares of all classes will vote together on all matters affecting a Series or the Fund, except for matters, such as approval of a Rule 12b-1 plan or a related service plan, affecting only a particular class or classes. All shares voting on a matter will have identical voting rights. All issued shares will be fully paid and non-assessable, and shareholders will have no pre-emptive or other right to subscribe to any additional shares. All shares within a series will have the same rights and be subject to the same limitations set forth in the Declaration of Trust with respect to dividends, redemptions and liquidation except for differences resulting from class-specific Rule 12b-1 plans and related service plans and certain other class-specific expenses.

     Approval of the proposed amendment to the Declaration of Trust requires an affirmative vote of more than 50% of the outstanding shares of the Fund. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Trustees recommends that shareholders vote in favor of this proposed amendment to the Declaration of Trust.

6.   OTHER INFORMATION

     Management is not aware of any matters to come before the meeting other than those set forth in the notice. If any such other matters do come before the meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

     a.  Timeliness of Shareholder Proposals .
         ------------------------------------

     Any shareholder proposals to be presented for action at the Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund does not intend to hold another annual or special meeting of shareholders unless required to do so by the Act.

     b.  Investment Adviser and Underwriter.
         ----------------------------------

     Lord, Abbett & Co., 767 Fifth Avenue, New York, New York, 10153, acts as investment adviser and principal underwriter with respect to the Fund.

     c.  Annual Report Available Upon Request.
         ------------------------------------

     The Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. A shareholder may obtain such reports(s) by writing to the Fund or by calling 800-___-____.

     d.  Portfolio Transactions.
         ----------------------

     Purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Fund usually will pay no brokerage commissions on such transactions. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in
Section 28(e) of the Securities Exchange Act of 1934.

     The Fund's policy is to obtain best execution on all portfolio transactions, which means that the Fund seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of dealers and brokers and the market in which the transaction is executed. To the extent permitted by law, the Fund may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

     The Fund selects broker-dealers on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and any commissions.

     The Fund may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if the Fund's net cost of the purchase or the net proceeds to the Fund of the sale are at least as favorable as the Fund could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to the Fund and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Fund has been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it purchased such equipment and software packages directly from the suppliers and attempted to generate such additional information through its own staff. No commitments are made regarding the allocation of brokerage business to or among brokers and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

     If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Fund's shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

     If other clients of Lord Abbett buy or sell the same security at the same time as the Fund, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with the Fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as the Fund does, they may have their transactions executed at times different from the Fund's transactions and thus may not receive the same price or incur the same commission cost as the Fund does.

     The Fund will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for the Fund's benefit or otherwise) from broker-dealers as consideration for the direction to them of portfolio business.

     For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid no commissions to independent broker-dealers.

                                LORD ABBETT TAX-FREE INCOME TRUST


                                By:_______________________
                                   Kenneth B. Cutler
                                   Vice President and Secretary

                                                                       EXHIBIT A

    COMPARISON OF CURRENT AND PROPOSED INVESTMENT POLICIES AND RESTRICTIONS

--------------------------------------------------------------------------------
          Current                                 Proposed
          -------                                 --------
    Policy/Restriction                       Policy/Restriction
    ------------------                       ------------------
--------------------------------------------------------------------------------
SHORT SALES/MARGIN.

FUNDAMENTAL                  FUNDAMENTAL
Each Series may not sell     Each Series may purchase securities on margin to
short or buy on margin       the extent permitted by applicable law.
(good faith deposits made
in connection with           NON-FUNDAMENTAL
entering into options and    Each Series may not make short sales of securities
financial futures            or maintain a short position except to the extent
transactions are not         permitted by applicable law.
deemed to be margin),
although it may obtain
short-term credit
necessary for the
clearance of purchases of
securities.

--------------------------------------------------------------------------------
BORROWING.

FUNDAMENTAL                  FUNDAMENTAL
Each Series may not borrow   Each Series may not borrow money, except that (i)
money unless such            each Series may borrow from banks (as defined in
borrowing does not exceed    the Act) in amounts up to 33 1/3% of its total
the asset coverage           assets (including the amount borrowed), (ii) each
requirement of Section       Series may borrow up to an additional 5% of its
18(f) of the Investment      total assets for temporary purposes, and (iii) each
Company Act, as amended,     Series may obtain such short-term credit as may be
from time to time, and       necessary for the clearance of purchases and sales
unless such borrowing on     of portfolio securities.
behalf of a Series, or a
class of that Series,        NON-FUNDAMENTAL
shall be a liability only    Each Series may not borrow in excess of 5% of its
of such Series or class,     gross assets taken at cost or market value,
as the case may be.          whichever is lower at the time of borrowing, and
                             then only as a temporary measure for extraordinary or emergency purposes

--------------------------------------------------------------------------------
UNDERWRITING.

FUNDAMENTAL                  FUNDAMENTAL
Each Series may not act as   Each Series may not engage in the underwriting of
 underwriter of securities   securities, except pursuant to a merger or
 issued by others, except    acquisition or to the extent that, in connection
 to the extent that in       with the disposition of its portfolio securities,
 connection with the         it may be deemed to be an underwriter under
 disposition of its          federal securities laws.
 portfolio securities it
 may be deemed to be an
 underwriter under federal
 securities laws.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Current                                 Proposed
          -------                                 --------
    Policy/Restriction                       Policy/Restriction
    ------------------                       ------------------
--------------------------------------------------------------------------------
LENDING.

FUNDAMENTAL                  FUNDAMENTAL
Each Series may not make     Each Series may not make loans to other persons,
loans, except for the        except that the acquisition of bonds, debentures
purchase of debt             or other corporate debt securities and investment
securities in which it       in government obligations, commercial paper,
may invest consistent        pass-through instruments, certificates of deposit,
with its investment          bankers acceptances, repurchase agreements or any
objective and policies.      similar instruments shall not be subject to this
                             limitation, and except further that each Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law.


--------------------------------------------------------------------------------
REAL ESTATE/COMMODITIES.

FUNDAMENTAL                  FUNDAMENTAL
Each Series may not buy or   Each Series may not buy or sell real estate
sell real estate,            (except that each Series may invest in securities
including real estate        directly or indirectly secured by real estate or
mortgages in the ordinary    interests therein or issued by companies which
course of its business,      invest in real estate or interests therein),
except that it may invest    commodity or commodity contracts (except to the
in marketable securities     extent each Series may do so in accordance with
secured by real estate or    applicable law and without registering as a
interests therein.  Each     commodity pool operator under the Commodity
Series may not buy or        Exchange Act as, for example, with futures
sell oil, gas, or other      contracts).
mineral leases,
commodities or commodity     NON-FUNDAMENTAL
contracts (for this          Each Series may not invest in real estate limited
purpose options and          partnership interests or interests in oil, gas or
financial futures            other mineral leases, or exploration or other
contracts are not deemed     development programs, except that each Series may
to be commodities or         invest in securities issued by companies that
commodity contracts).        engage in oil, gas or other mineral exploration or
                             development activities.

--------------------------------------------------------------------------------
DIVERSIFICATION.

FUNDAMENTAL                  NON-FUNDAMENTAL
Each Series may not buy      No policy/restriction stated (but each Series will
voting securities if the     be required to meet the diversification rules
purchase would then cause    under Subchapter M of the Internal Revenue Code).
it to own more than 10%
of the voting securities
of any issuer.
Notwithstanding the
foregoing, in the future,
upon shareholder
approval, each of the
Series may seek to
achieve its investment
objective by investing
all of its assets in
another investment
company (or series or
class thereof) having the
same investment
objective.  Shareholders
will be notified thirty
days in advance of such
conversion.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Current                                 Proposed
          -------                                 --------
    Policy/Restriction                       Policy/Restriction
    ------------------                       ------------------
--------------------------------------------------------------------------------
INVESTMENT IN A SINGLE
 INDUSTRY.
                             FUNDAMENTAL
FUNDAMENTAL                  Each Series may not invest more than 25% of its
Each Series may not invest   assets, taken at market value, in the securities
more than 25% of its         of issuers in any particular industry (excluding
gross assets taken at        tax-exempt securities, such as tax-exempt
market value in any one      securities financing facilities in the same
industry (except that        industry or issued by nongovernmental users and
each Series may invest       securities of the U.S. Government, its agencies
more than 25% of such        and instrumentalities).
gross assets in
tax-exempt securities).

--------------------------------------------------------------------------------
RESTRICTED/ILLIQUID
 SECURITIES.

FUNDAMENTAL                  NON-FUNDAMENTAL
Each Series may not invest   Each Series may not invest knowingly more than 15%
knowingly more than 10%      of its net assets (at the time of investment) in
of its net assets in         illiquid securities, except for securities
illiquid securities          qualifying for resale under Rule 144A of the
(securities qualifying       Securities Act of 1933, deemed to be liquid by the
for resale under Rule        Board of Trustees.
144A that are determined
by the trustees, or by
Lord Abbett pursuant to
delegated authority, to
be liquid are considered
liquid securities).

--------------------------------------------------------------------------------
MORTGAGING AND PLEDGING OF
 ASSETS.

FUNDAMENTAL                  FUNDAMENTAL
Each Series may not          Each Series may not pledge its assets (other than
pledge, mortgage or          to secure borrowings, or to the extent permitted
hypothecate its assets       by such Series' investment policies, in connection
except to secure             with hedging transactions, short sales,
permitted borrowings         when-issued and forward commitment transactions
(neither a deposit           and similar investment strategies).
required to enter into or
to maintain municipal
bond index futures
contracts nor an
allocation or segregation
of portfolio assets to
collateralize a position
in such options or
futures contracts is
deemed to be a pledge,
mortgage or
hypothecation).

--------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
 OF OTHER INVESTMENT
 COMPANIES.

FUNDAMENTAL                  NON-FUNDAMENTAL
Each Series may not buy      Each Series may not invest in the securities of
 securities issued by any    other investment companies, except as permitted by
 other open-end investment   applicable law.
 company, except pursuant
 to a merger, acquisition
 or consolidation.
 Notwithstanding the
 foregoing, in the future,
 upon shareholder
 approval, each of the
 Series may seek to
 achieve its investment
 objective by investing
 all of its assets in
 another investment
 company (or series or
 class thereof) having the
 same investment
 objective.  Shareholders
 will be notified thirty
 days in advance of such
 conversion.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Current                                 Proposed
          -------                                 --------
    Policy/Restriction                       Policy/Restriction
    ------------------                       ------------------
--------------------------------------------------------------------------------

OPTIONS.

FUNDAMENTAL                  NON-FUNDAMENTAL
Each Series may not buy or   Each Series may not write, purchase or sell puts,
sell put, call, straddle     calls, straddles, spreads or combinations thereof,
or spread options,           except to the extent permitted in the Fund's
although it may buy, hold    prospectus and statement of additional
or sell options and          information, as they may be amended from time to
financial futures.           time.

--------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
 OF ISSUERS IN OPERATION
 FOR LESS THAN THREE YEARS.

No Fundamental               NON-FUNDAMENTAL
 Policy/Restriction.         Each Series may not invest in securities of
                             issuers which, with their predecessors, have a record of less than three years continuous operations, if more than 5% of such Series' total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

--------------------------------------------------------------------------------
OWNERSHIP OF PORTFOLIO
 SECURITIES BY OFFICERS
 AND DIRECTORS.

FUNDAMENTAL                  NON-FUNDAMENTAL
Each Series may not own      Each Series may not hold securities of any issuer
securities of an issuer      if more than  1/2 of 1% of the securities of such
if, to the Fund's            issuer are owned beneficially by one or more
knowledge, the Fund's        officers or trustees of the Fund or by one or more
officers and Trustees or     partners or members of the underwriter or
partners of the Fund's       investment advisor if these owners in the
investment adviser, who      aggregate own beneficially more than 5% of the
beneficially own more        securities of such issuer.
than  1/2 of 1% of the
securities of that issuer
together own more than 5%
of such securities.

--------------------------------------------------------------------------------
TRANSACTIONS WITH CERTAIN
 PERSONS.

FUNDAMENTAL                  NON-FUNDAMENTAL
Each Series may not buy      Each Series may not buy from or sell to any of its
securities from or sell      officers, trustees, employees, or its investment
them to the Fund's           adviser or any of its officers, directors,
officers, Trustees,          partners or employees, any securities other than
employees, or to the         shares of beneficial interest in such Series.
Fund's investment adviser
or to its partners and
employees, other than
shares of the Series.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Current                                 Proposed
          -------                                 --------
    Policy/Restriction                       Policy/Restriction
    ------------------                       ------------------
--------------------------------------------------------------------------------
SENIOR SECURITIES.

FUNDAMENTAL                  FUNDAMENTAL
Each Series may not issue    Each Series may not issue senior securities to the
senior securities as         extent such issuance would violate applicable law.
defined in the Act
(neither a purchase or
sale of options nor
collateral arrangements
with respect to either
financial futures
transactions or the
writing of options are
deemed to be the issuance
of a senior security).

--------------------------------------------------------------------------------
PURCHASE OF WARRANTS.

FUNDAMENTAL                  NON-FUNDAMENTAL
No Fundamental               Each Series may not invest in warrants if, at the
 Policy/Restriction.         time of the acquisition, its investment in
                             warrants, valued at the lower of cost or market,
                             would exceed 5% of such Series' total assets
                             (included within such limitation, but not to
                             exceed 2% of such Series' total assets, are
                             warrants which are not listed on the New York or
                             American Stock Exchange or a major foreign
                             exchange).
--------------------------------------------------------------------------------

                                                                       EXHIBIT B

Rule 12b-1 Distribution Plan and Agreement -- Lord Abbett Tax-Free Income Trust
                       Florida Series -- Class A Shares
         ------------------------------------------------------------


   RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT TAX-FREE INCOME TRUST, a Delaware business trust (the "Fund"), on behalf of the FLORIDA SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

    WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of beneficial interest, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

    WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

    WHEREAS, the Fund's Board of Trustees has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

    NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged , and subject to the effective date provisions of paragraph 8 of this Plan, it is agreed as follows.

    1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to provide
                                 -                      --
continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

    2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                       -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares;

provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
 exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Trustees of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

   3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan
(a) service fees and (b) distribution fees, each at an annual rate not to exceed
--                    -
 .25 of 1% of the average annual net asset value of Shares outstanding, except that service fees payable with respect to Shares that were initially issued, or are attributable to shares that were initially issued by the Fund prior to the effective date hereof shall not exceed .15 of 1% of the average net asset value of such Shares. The Board of Trustees of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Trustees of the Fund. Such determinations and approvals by the Board of Trustees shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i)
                                                                           -
the payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall not pay with respect to any
                       --
Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

   4. The net asset value of the Shares shall be determined as provided in the Declaration of Trust of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

   5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Trustees, and the Trustees shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

   6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the trustees, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

   7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, trustees, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

   8. This Plan shall become effective on the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million. Notwithstanding the foregoing, the Plan shall become effective on such date and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually from the date hereof by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

   9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

   10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Trustees of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

   11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the trustees of the Fund who are not
          -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

   12. So long as this Plan shall remain in effect, the selection and nomination of those trustees of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested trustees. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

   13. The obligations of the Fund and the Series, including those imposed hereby, are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund or Series individually, but are binding only upon the assets and property of the Series. Any and all personal liability, either at common law or in equity, or by statute or constitution, of every such Trustee, shareholder, officer, employee or agent for any breach of the Fund or Series of any agreement, representation or warranty hereunder is hereby expressly waived as a condition of and in consideration for the execution of this Agreement by the Fund.

   IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                                LORD ABBETT TAX-FREE INCOME TRUST

                                By:_____________________________
                                   President

ATTEST:

_____________________
Assistant Secretary

                                LORD ABBETT DISTRIBUTOR LLC

                                By:_____________________________

                                                                       EXHIBIT C


          PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION OF THE FUND
                  AUTHORIZING THE BOARD OF TRUSTEES TO CREATE
                      NEW CLASSES AND SERIES OF SHARES OF
           BENEFICIAL INTEREST OF THE FUND     AND TO TAKE SUCH OTHER
        ACTION WITH RESPECT TO THE SHARES AS THE TRUSTEES DEEM DESIRABLE

The following text shows those provisions of the Declaration of Trust of the Fund that are to be amended; the text that is lined through shows deletions and the text that is double underlined indicates additions.

                                   ARTICLE V

     Section 5.3.  Additional Series; Classes.  The Trustees may, without
                   --------------------------
Shareholder approval, from time to time authorize additional Series with separate investment objectives and policies and distinct investment purposes and one or more separate classes of any Series. The Trustees shall have full power and authority in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or class of the Trust, to establish and designate and to change in any manner any such Series, or any classes thereof, to fix such preferences, voting powers, rights and privileges of such Series, or classes thereof, as the Trustees may from time to time determine, to classify or reclassify any issued Shares of any Series, or classes thereof, into one or more Series or classes, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series additional to the initial Series of Shares or the establishment and designation of any class of a Series additional to the initial class shall be effective upon the execution by a majority of the Trustees of an instrument setting forth the establishment and designation of such Series or class thereof (which instrument shall have the status of an amendment to this Declaration). Such instrument shall also set forth any rights and preferences of such Series or class which are in addition to the rights and preferences of Shares set forth in this Declaration. Each reference to "Shares" in this Declaration shall be deemed to be a reference to Shares of any Series or class or all Series and classes, as the context may require. All Shares of any Series or any classes thereof shall have equal voting, distribution, redemption, liquidation and other rights and shall be entitled to a preference over Shares of other Series or any classes thereof with respect to the assets of or allocated (pursuant to subsection 5.4.2) to such Series or any classes thereof. Notwithstanding the foregoing, the Trustees may establish variations between different Series, and classes of any Series, as to purchase price, determination of net asset value, the price, terms and manner of redemption, special and relative rights as to dividends and on liquidation, and conditions under which the several Series (and classes of any Series) shall have separate voting rights and such other matters as the Trustees may determine. The Trustees may from time to time divide or combine the Shares of any Series or class thereof into a greater or lesser number of Shares of such Series or class thereof without thereby changing the proportionate beneficial interests of holders of Shares in such Series or class thereof. The number of Shares of each Series and each class that may be issued shall be unlimited.

     Section 5.11.  Voting Powers.  The Shareholders shall have power to vote
                    -------------
only:  (a) for the election of Trustees as provided in Section 2.4 hereof; (b)
        -                                                                   -
with respect to any investment advisory or management contract entered into pursuant to Section 3.2 hereof; (c) with respect to the removal of Trustees
                                 -
pursuant to Section 5.14 hereof; (d) with respect to any termination of the
                                  -
Trust, as provided in Section 8.1 hereof; (e) with respect to any amendment of
                                           -
this Declaration to the extent and as provided in Section 8.2 hereof; (f) with
                                                                       -
respect to any merger, consolidation or sale of assets of the Trust as provided in Section 8.3 hereof; (g) with respect to incorporation of the Trust to the
                        -
extent and as provided in Section 8.4 hereof; (h) to the same extent as the
                                               -
stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (i) with respect to such additional matters relating to the Trust as may be
     -
required by this Declaration or the By-Laws or by reason of the registration of the Trust or the Shares with the Commission or any State or by any applicable law or any regulation or order of the Commission or any State or as the Trustees may consider necessary or desirable. On any matter submitted to a vote of Shareholders, all Shares issued and outstanding shall, subject to applicable law, be voted as a single class in the aggregate and not by Series, except with respect to the following matters: (i) any investment advisory or management
                                    -
contract pertaining to any particular Series entered into pursuant to Section
3.2 hereof; (ii) any amendment of this Declaration affecting the Shareholders of
             --
any particular Series differently from the Shareholders of other Series; and
(iii) such additional matters relating to a particular Series as may be required by this Declaration or by the By-Laws or by reason of the registration of the Trust or the Shares of such Series with the Commission or any State or by any applicable law (including the 1940 Act) or any regulation or order of the Commission or any State or as the Trustees may consider necessary or desirable. With respect to such matters, the Shareholders of each affected Series shall have the power to vote as a separate Series or as a class of a separate Series, as determined by the Trustees, and other shareholders shall not be entitled to vote.

         Section 5.15. Quorum and Required Vote. One-third (33 1/3%) of the outstanding Shares shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or this Declaration permits or requires that holders of any series or class shall vote as a series or class, then one-third percent (33 1/3%) of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number, however, shall be sufficient for adjournment and any adjourned session or sessions may be held within 90 days after the date set for the original meeting without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws of the Trust and subject to any applicable requirements of law, a majority of the Shares voted shall decide any question, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any series or class shall vote as a series or class, then a majority of the Shares of that series or class voted on the matter shall decide that matter insofar as that series or class is concerned.

                                  ARTICLE VII

     Section 7.3.1  Net Asset Value Per Share.  The net asset value of each
                    -------------------------
Share of each Series as of any particular time shall be the quotient obtained by dividing the value of the net assets of such Series (determined in accordance with Section 7.3.2) by the total number of outstanding Shares of that Series.
If any Series is divided into classes, the net asset value of Shares of each class of such Series may be otherwise determined in any manner, to the extent permitted by applicable law, determined by the Trustees and disclosed in a prospectus relating to such class.

                       LORD ABBETT TAX-FREE INCOME TRUST
                                  FLORIDA SERIES

                        SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

     The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD
P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the special meeting of shareholders of LORD ABBETT TAX-FREE INCOME TRUST (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-5.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

     1.        Election of Trustees:
               For [_]   Without Authority [_]   For All Except [_]
               (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

               Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

     2.        For [_]   Against [_]   Abstain  [_]   To ratify the selection of
               Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996.

     3. For [_] Against [_] Abstain [_] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

     4. For [_] Against [_] Abstain [_] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the

               Investment Company Act of 1940, as described in the proxy statement.

5. For [_] Against [_] Abstain [_] To approve or disapprove an amendment to the Fund's Declaration of Trust (i) authorizing the
                                                             -
               Board of Trustees to create new classes within series of shares of beneficial interest of the Fund and to take such other action with respect to the shares as the trustees deem desirable.

ACCOUNT NUMBER            SHARES              PROXY NUMBER

LORD ABBETT TAX-FREE INCOME TRUST
  FLORIDA SERIES


                    PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.


                    For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

                    Date:......................................................

                    Signature(s) of Shareholder(s) as shown at left

                    ............................................................

                    ............................................................
                                      (Please read other side)

                       LORD ABBETT TAX-FREE INCOME TRUST
                                  GEORGIA SERIES

                        SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

     The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD
P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the special meeting of shareholders of LORD ABBETT TAX-FREE INCOME TRUST (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-5.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

     1.        Election of Trustees:
               For [_]   Without Authority [_]   For All Except [_]
               (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

               Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

     2.        For [_]   Against [_]   Abstain  [_]   To ratify the selection of
               Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996.

     3. For [_] Against [_] Abstain [_] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

     4. For [_] Against [_] Abstain [_] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the

               Investment Company Act of 1940, as described in the proxy statement.

     5. For [_] Against [_] Abstain [_] To approve or disapprove an amendment to the Fund's Declaration of Trust (i) authorizing the
                                                             -
               Board of Trustees to create new classes within series of shares of beneficial interest of the Fund and to take such other action with respect to the shares as the trustees deem desirable.

ACCOUNT NUMBER            SHARES              PROXY NUMBER

LORD ABBETT TAX-FREE INCOME TRUST
  GEORGIA SERIES


                    PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

                    For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

                    Date:......................................................

                    Signature(s) of Shareholder(s) as shown at left

                    ............................................................

                    ............................................................
                                       (Please read other side)

                       LORD ABBETT TAX-FREE INCOME TRUST
                                 MICHIGAN SERIES

                        SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

     The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD
P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the special meeting of shareholders of LORD ABBETT TAX-FREE INCOME TRUST (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-5.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

     1.        Election of Trustees:
               For [_]   Without Authority [_]   For All Except [_]
               (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

               Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

     2.        For [_]   Against [_]   Abstain  [_]   To ratify the selection of
               Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996.

     3. For [_] Against [_] Abstain [_] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

     4. For [_] Against [_] Abstain [_] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the

               Investment Company Act of 1940, as described in the proxy statement.

     5. For [_] Against [_] Abstain [_] To approve or disapprove an amendment to the Fund's Declaration of Trust (i) authorizing the
                                                             -
               Board of Trustees to create new classes within series of shares of beneficial interest of the Fund and to take such other action with respect to the shares as the trustees deem desirable.

ACCOUNT NUMBER            SHARES              PROXY NUMBER

LORD ABBETT TAX-FREE INCOME TRUST
  MICHIGAN SERIES


                    PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

                    For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

                    Date:......................................................

                    Signature(s) of Shareholder(s) as shown at left

                    ............................................................

                    ............................................................
                                        (Please read other side)

                       LORD ABBETT TAX-FREE INCOME TRUST
                               PENNSYLVANIA SERIES

                        SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

     The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD
P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the special meeting of shareholders of LORD ABBETT TAX-FREE INCOME TRUST (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-5.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

     1.        Election of Trustees:
               For [_]   Without Authority [_]   For All Except [_]
               (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

               Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

     2.        For [_]   Against [_]   Abstain  [_]   To ratify the selection of
               Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996.

     3. For [_] Against [_] Abstain [_] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

     4. For [_] Against [_] Abstain [_] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the

               Investment Company Act of 1940, as described in the proxy statement.

     5. For [_] Against [_] Abstain [_] To approve or disapprove an amendment to the Fund's Declaration of Trust authorizing the Board of Trustees to create new classes within series of shares of beneficial interest of the Fund and to take such other action with respect to the shares as the trustees deem desirable.

ACCOUNT NUMBER            SHARES              PROXY NUMBER

LORD ABBETT TAX-FREE INCOME TRUST
  PENNSYLVANIA SERIES


                    PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

                    For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

                    Date:......................................................

                    Signature(s) of Shareholder(s) as shown at left

                    ............................................................

                    ............................................................
                                       (Please read other side)